We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Q4 2024 Earnings Call February 26, 2025

2Sterling | STRL: Fourth Quarter 2024 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” "would," “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward- looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward- looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. When presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

WHO is Sterling?

A market-leading infrastructure service provider of e-infrastructure, building and transportation solutions.

A story of successful execution of a multi-year strategic business transformation; born of a vision that levers our entrepreneurial spirit.
We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets.

E-Infrastructure Solutions

+ Largest, highest margin segment
+ Provides value-added solutions to blue-chip customers in all major East Coast markets and the Rocky Mountain region
+ Develops advanced, large-scale site development services for data centers, manufacturing, e-commerce distribution centers, warehousing and more

Building Solutions

+ Serves the Top Builders in the Nation's Top Housing Markets: Texas & Arizona
+ Residential and commercial concrete foundations for single-family and multi-family homes, plumbing services, and surveying for new single-family residential builds

Transportation Solutions

+ Provides infrastructure solutions in the Rocky Mountain States and Texas
+ Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems



NASDAQ	STRL	Shares outstanding[2]	30.6M
HQ	The Woodlands, TX	Market cap[2]	$3.33B
Employees	~3,000[1]	Revenue[3]	$2.08B
Segments	E-Infrastructure Solutions Building Solutions Transportation Solutions	Adjusted EBITDA[3]	$408M
Projects underway	~180[1]	Total Backlog[1]	$1.69B

STERLING

(1) At December 31, 2024.
(2) Shares outstanding and Market Cap as of February 24, 2025.
(3) Full Year 2025 Revenue and Adjusted EBITDA Mid-Point Guidance. *See EBITDA Reconciliation in the Appendix.

Sterling | STRL: Fourth Quarter 2024 3

4 Revenue CAGR 2019-2024: +18% R ev en ue ($ m ill io ns )* O p erating m arg in % * (4.9)% (2.0)% 2.2% 4.0% 3.4% 7.5% 7.6% 9.0% 10.4% 12.5% E-Infrastructure Solutions Transportation Solutions Building Solutions Operating Margin 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 -1,000 -500 0 500 1,000 1,500 2,000 2,500 (6)% (4)% (2)% 0% 2% 4% 6% 8% 10% 12% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success * Revenue and Operating margin from continuing operations Sterling | STRL: Fourth Quarter 2024

5 EPS CAGR 2019-2024: +38% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform D ilu te d E PS * $0.10 $0.60 $1.24 $1.53 $2.11 $3.16 $4.44 $8.27 $(2.40) $(0.66) $6.10 GAAP Diluted EPS Adjusted Diluted EPS 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $(3.00) $(2.00) $(1.00) $— $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Transformation Built the Foundation for Success * Diluted EPS from continuing operations. See "Adjusted Net Income Reconciliation" in the appendix for the reconciliation of GAAP to non-GAAP measures. Sterling | STRL: Fourth Quarter 2024

+ Fourth Quarter 2024 Results Sterling | STRL: Fourth Quarter 2024 6

Fourth Quarter and Full Year 2024 Results Highlights + Revenues: $498.8 million and $2,115.8 million, respectively + Net Income: $113.2 million and $257.5 million, respectively + Adjusted Net Income(1): $45.5 million and $189.9 million, respectively + Diluted EPS: $3.64 and $8.27, respectively + Adjusted Diluted EPS(1): $1.46 and $6.10, respectively + EBITDA(1): $167.4 million and $410.9 million, respectively + Adjusted EBITDA(1): $76.4 million and $320.0 million, respectively + Cash Flow from Operations(2): $174.3 million and $497.1 million, respectively + Cash & Cash Equivalents(2): $664.2 million + Backlog(2): $1.69 billion with 16.7% margin + Combined Backlog(3): $1.83 billion Sterling | STRL: Fourth Quarter 2024 7 (1) See the Adjusted Net Income and EBITDA reconciliations in the appendix for reconciliations of GAAP to Non-GAAP measures. (2) Cash flow from operations for the twelve months ended December 31, 2024. (3) Combined Backlog includes Unsigned Awards of $138 million at December 31, 2024.

Sterling | STRL: Fourth Quarter 2024 8 Quarterly Consolidated and Segment Results ($ in millions, except per share data) Q4 2024 Q4 2023 Revenues $ 498.8 $ 486.0 Gross Profit 106.7 91.8 G&A Expense (32.6) (26.1) Intangible Amortization (4.2) (4.0) Acquisition Related Costs (0.2) (0.5) Other Operating Expense, Net (7.4) (5.3) Operating Income 62.3 55.8 Interest, Net 2.0 (1.0) Gain on deconsolidation of subsidiary, net 91.3 — Income Tax Expense (38.4) (12.3) Less: Net Income Attributable to NCI (4.0) (2.3) Net income 113.2 40.2 Diluted EPS $ 3.64 $ 1.28 EBITDA (1) $ 167.4 $ 68.4 ($ in millions) Q4 2024 Q4 2023 E-Infrastructure Solutions Revenue $ 234.0 $ 217.5 Operating Income $ 56.4 $ 37.6 Operating Margin 24.1% 17.3 % Transportation Solutions Revenue $ 174.7 $ 175.7 Operating Income $ 8.7 $ 12.3 Operating Margin 5.0% 7.0 % Building Solutions Revenue $ 90.1 $ 92.8 Operating Income $ 9.2 $ 11.2 Operating Margin 10.3% 12.0% (1) See the "EBITDA Reconciliation" in the appendix for a reconciliation of GAAP to Non-GAAP measures.

Sterling | STRL: Fourth Quarter 2024 9 Full Year Consolidated and Segment Results ($ in millions) 2024 2023 Revenues $ 2,115.8 $ 1,972.2 Gross Profit 426.1 337.6 G&A Expense (118.4) (98.7) Intangible Amortization (17.0) (15.2) Acquisition Related Costs (0.4) (0.9) Other Operating Expense, Net (25.6) (17.0) Operating Income 264.6 205.8 Interest, Net 2.4 (15.2) Gain on deconsolidation of subsidiary, net 91.3 — Income Tax Expense (87.4) (47.8) Less: Net Income Attributable to NCI (13.5) (4.2) Net income 257.5 138.7 Diluted EPS $ 8.27 $ 4.44 EBITDA (1) $ 410.9 $ 259.0 ($ in millions) 2024 2023 E-Infrastructure Solutions Revenue $ 923.7 $ 937.4 Operating Income $ 203.4 $ 141.0 Operating Margin 22.0% 15.0 % Transportation Solutions Revenue $ 783.7 $ 630.9 Operating Income $ 50.9 $ 41.9 Operating Margin 6.5% 6.6 % Building Solutions Revenue $ 408.4 $ 403.9 Operating Income $ 49.1 $ 46.2 Operating Margin 12.0% 11.4% (1) See the EBITDA reconciliation in the appendix for a reconciliation of GAAP to Non-GAAP measures.

Sterling | STRL: Fourth Quarter 2024 10 Remaining Performance Obligations (RPOs)(1) ($ in millions) December 31, 2024 December 31, 2023 E-Infrastructure Solutions RPOs $ 1,032.1 $ 813.7 Transportation Solutions RPOs(2) 622.1 1,184.5 Building Solutions RPOs - Commercial 39.0 68.8 Total RPOs $ 1,693.2 $ 2,067.0 (1) Our remaining performance obligations do not differ from what we refer to as “Backlog,” and represent the amount of revenues we expect to recognize in the future from our contract commitments on projects. (2) The decrease is primarily due to the deconsolidation of our 50% owned subsidiary RHB as of December 31, 2024. RHB’s 2024 year end backlog of $491.3 is not included in the Company’s consolidated backlog at December 31, 2024.

Sterling | STRL: Fourth Quarter 2024 11 Increased EBITDA and Cash Flow Drives Liquidity Strategy Debt/EBITDA Leverage Ratio 1.3X 1.0X 12/31/23 12/31/24 0.0X 0.3X 0.5X 0.8X 1.0X 1.3X We expect to pursue strategic uses of our liquidity, such as strategic acquisitions, investing in capital equipment and managing leverage. Capital allocation focus • Long-term shareholder value • Complementing organic growth in existing and new markets • Strong cash flow profile provides flexibility and drives liquidity strategy Sterling is comfortable with a Debt/EBITDA leverage ratio of +/-2.5X. 5-Year Credit Facility $317M Term Loan Borrowings $75M Revolving Credit Facility (Undrawn) Key Cash Flow Considerations Q4 YTD 2024 Q4 YTD 2023 Cash flows from Operations $497.1M $478.6M Net CAPEX $70.8M $50.6M • Cash & Cash Equivalents at December 31, 2024 was $664.2 million • 2025 EBITDA guidance(1): $370M to $395M • Expected 2025 noncash expenses: $27M to $30M (Stock-based compensation, noncash interest expense, and deferred taxes) • Scheduled term loan debt payments total $26.3 million and $6.6 million for 2025 and 2026, respectively (1) See "EBITDA Guidance Reconciliation" in the appendix for a reconciliation of GAAP to Non-GAAP measures.

Robust balance sheet, FCF 12 Summary Successful strategic foundation with strong, diversified platform Continued opportunity for margin expansion Strong, multi-year, secular growth drivers Sterling, A Leading Provider of Infrastructure Services in the U.S. Strong historical stock performance Sterling | STRL: Fourth Quarter 2024

Sterling | STRL: Fourth Quarter 2024 13 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 noelle.dilts@strlco.com

+ Appendix Sterling | STRL: Fourth Quarter 2024 14

RHB Amendment Impact Summary The RHB operating agreement was amended on December 31, 2024. Under GAAP, this contractual change requires that Sterling no longer consolidate RHB’s results. As a result of this amendment, Sterling: + recognized a non-cash gain on deconsolidation of $67.9 million, net of tax; + no longer consolidated RHB's $491 million of backlog(1) at December 31, 2024; + no longer consolidated RHB's balance sheet, but instead recognized Sterling's 50% investment in the unconsolidated subsidiary on one line of Sterling’s Consolidated Balance Sheet; + will no longer consolidate RHB's revenue in 2025, but instead recognize 50% of RHB’s operating income which will be presented on one line in Sterling’s Consolidated Statements of Operations. Sterling | STRL: Fourth Quarter 2024 15 (1) Remaining performance obligations do not differ from what we refer to as “Backlog”.

Sterling | STRL: Fourth Quarter 2024 16 2025 Modeling Considerations(1) (1) In millions except for EPS and percentages. (2) See the "Adjusted Net Income Guidance Reconciliation" on page 20. (3) See the "EBITDA Guidance Reconciliation" on page 21. Revenue $2,000 to $2,150 Gross Margin 21.0% to 22.0% G&A Expense as % of Revenue (Excluding Intangible Amortization) ~6% Other Operating Income $13 to $15 JV Non-Controlling Interest Expense ~$12 Effective Income Tax Rate ~26% Diluted EPS $6.75 to $7.25 Adjusted Diluted EPS(2) $7.90 to $8.40 Expected Dilutive Shares Outstanding 32.0 EBITDA(3) $370 to $395 Adjusted EBITDA(3) $395 to $420

2025 Modeling Considerations Continued* Sterling | STRL: Fourth Quarter 2024 17 * In Millions. Non-Cash Items FY 2025 Expectations FY 2024 Depreciation $51 to $56 $51.4 Intangible Amortization $25 $17.0 Debt Issuance Cost Amortization ~$1 $1.1 Stock-based Compensation $19 to $21 $19.0 Deferred Taxes $7 to $8 $32.6 Other Cash Flow Items FY 2025 Expectations FY 2024 Interest income, net $2 to $4 $2.4 CAPEX, net of disposals $70 to $80 $70.8

Sterling | STRL: Fourth Quarter 2024 18 (1) The Company defines adjusted net income from Continuing Operations as GAAP net income from Continuing Operations excluding the impact of the net gain on deconsolidation of subsidiary, acquisition related costs, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's quarterly and annual effective tax rate, as applicable, unless the nature of the item requires application of a specific tax rate. Three Months Ended December 31, Twelve Months Ended December 31, 2024 2023 2024 2023 Net income attributable to Sterling common stockholders $ 113,213 $ 40,173 $ 257,461 $ 138,655 Gain on deconsolidation of subsidiary, net (91,289) — (91,289) — Acquisition related costs 212 521 421 873 Tax impact of adjustments 23,354 (117) 23,303 (219) Adjusted net income attributable to Sterling common stockholders (1) $ 45,490 $ 40,577 $ 189,896 $ 139,309 Net income per share attributable to Sterling common stockholders: Basic $ 3.69 $ 1.30 $ 8.35 $ 4.51 Diluted $ 3.64 $ 1.28 $ 8.27 $ 4.44 Adjusted net income per share attributable to Sterling common stockholders: Basic $ 1.48 $ 1.32 $ 6.16 $ 4.53 Diluted $ 1.46 $ 1.29 $ 6.10 $ 4.46 Weighted average common shares outstanding: Basic 30,696 30,819 30,830 30,755 Diluted 31,121 31,334 31,146 31,208 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES ADJUSTED NET INCOME RECONCILIATION (In thousands) (Unaudited)

Sterling | STRL: Fourth Quarter 2024 19 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest income/expense and income tax expense. (2) The Company defines adjusted EBITDA as EBITDA excluding the impact of the net gain on deconsolidation of subsidiary and acquisition related costs. Three Months Ended December 31, Twelve Months Ended December 31, 2024 2023 2024 2023 Net income attributable to Sterling common stockholders $ 113,213 $ 40,173 $ 257,461 $ 138,655 Depreciation and amortization 17,864 14,874 68,410 57,403 Interest (income) expense, net (2,032) 991 (2,367) 15,180 Income tax expense 38,400 12,341 87,360 47,770 EBITDA (1) 167,445 68,379 410,864 259,008 Gain on deconsolidation of subsidiary, net (91,289) — (91,289) — Acquisition related costs 212 521 421 873 Adjusted EBITDA (2) $ 76,368 $ 68,900 $ 319,996 $ 259,881 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA RECONCILIATION (In thousands) (Unaudited)

Sterling | STRL: Fourth Quarter 2024 20 (1) Starting in 2025, the Company will define adjusted net income as GAAP net income excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, intangible asset amortization, acquisition related costs (including earn-outs), and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's quarterly and annual effective tax rate, as applicable, unless the nature of the item requires application of a specific tax rate. Full Year 2025 Guidance Full Year Low High 2024 Actual Net income attributable to Sterling common stockholders $ 215,000 $ 230,000 $ 257,461 Gain on deconsolidation of subsidiary, net — — (91,289) Non-cash stock-based compensation 20,000 20,000 19,003 Intangible asset amortization 25,000 25,000 17,037 Acquisition related costs 5,000 5,000 5,177 Income tax impact of adjustments (13,000) (13,000) 13,356 Adjusted net income attributable to Sterling common stockholders (1) $ 252,000 $ 267,000 $ 220,745 Net income per share attributable to Sterling common stockholders: Diluted $ 6.75 $ 7.25 $ 8.27 Adjusted net income per share attributable to Sterling common stockholders: Diluted $ 7.90 $ 8.40 $ 7.09 Weighted average common shares outstanding: Diluted 32,000 32,000 31,146 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES ADJUSTED NET INCOME GUIDANCE RECONCILIATION (In thousands) (Unaudited)

Sterling | STRL: Fourth Quarter 2024 21 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest income, and income tax expense . (2) In 2025, the Company will define adjusted EBITDA as EBITDA excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, and acquisition related costs (including earn-outs). Full Year 2025 Guidance Full Year 2024 Low High Actual Net income attributable to Sterling common stockholders $ 215 $ 230 $ 257 Depreciation and amortization 76 81 68 Interest income, net of interest expense (2) (4) (2) Income tax expense 81 88 87 EBITDA (1) 370 395 411 Gain on deconsolidation of subsidiary, net — — (91) Non-cash stock-based compensation 20 20 19 Acquisition related costs 5 5 5 Adjusted EBITDA(2) $ 395 $ 420 $ 344 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited)

THANK YOU We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow.